Drilling units, machinery and equipment, net	12 Months Ended
Dec. 31, 2016
Drilling Units, Machinery And Equipment, Net [Abstract]
Drilling units, machinery and equipment, net
7.  Drilling units, machinery and equipment, net:
The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2014	$7,331,372	$(1,123,739)	$6,207,633
Additions/ Transfer from drilling units under construction	909,830	-	909,830
Disposal of assets	(5,477)	-	(5,477)
Impairment loss	(976,730)	561,744	(414,986)
Depreciation	-	(360,108)	(360,108)
Balance December 31, 2015	$7,258,995	(922,103)	6,336,892
Additions	99,515	-	99,515
Disposal of assets	(7,756)	133	(7,623)
Impairment loss	(3,658,815)	-	(3,658,815)
Depreciation	-	(331,677)	(331,677)
Balance December 31, 2016	$3,691,939	(1, 253,647)	2,438,292

For the years ended December 31, 2015 and 2016, as a result of the impairment review, the Company determined that the carrying amount of two and eight drilling units, respectively, were not recoverable and, therefore, a charge of $414,986 and $3,658,815, respectively was recognized and included in the "Impairment loss", in the accompanying consolidated statements of operations in order to write down those drilling units to their fair value.
On April 28, 2016, the Company acquired the sixth generation ultra-deepwater drilling unit Cerrado, which was sold through an auction, for a purchase price of $65,000. The drilling unit was built in 2011 to similar design specifications to the Company's existing sixth generation drilling units and was renamed as Ocean Rig Paros.
As of December 31, 2016, all of the Company's operating drilling units, apart from the Ocean Rig Paros have been pledged as collateral to secure the Company's 6.50% Senior Secured Notes due 2017, the $462,000 Senior Secured Credit Facility and the Term Loan B facilities discussed in Note 9.